Exhibit 10.2

THIRD AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”) dated as of October 26, 2004, is made by and among FERRELLGAS, L.P., a Delaware limited partnership (the “Borrower”), FERRELLGAS, INC., a Delaware corporation and sole general partner of the Borrower (the “General Partner”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party to the Original Agreement defined below (collectively, the “Lenders” and individually, a “Lender”).

        W I T N E S S E T H:

        WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 10, 2002 (as amended, supplemented, or restated to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrower as therein provided; and

        WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders desire to amend the Original Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans that may hereafter be made by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

        Section 1.1   Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

        Section 1.2   Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

        “Amendment” means this Third Amendment to Fourth Amended and Restated Credit Agreement.

        “Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.

Amendments to Original Agreement

        Section 2.1 Clause (e) of the definition of “Permitted Investments” is deleted and replaced in its entirety with the following new clause (e):

(e) Investments made by the Borrower or any Restricted Subsidiary in any SPE in connection with Accounts Receivable Securitizations permitted hereunder; provided that the aggregate amount of such Investments shall not exceed $40,000,000 at any one time outstanding.

        Section 2.2 Clause (a) of Section 7.22 of the Credit Agreement is hereby amended by deleting the period at the end of such clause and adding the following proviso:

“provided that, for purposes of calculating the Leverage Ratio, all Indebtedness in excess of $60,000,000 attributable to any permitted Accounts Receivable Securitizations and existing from November 1, 2004 through April 30, 2005 shall be excluded from such calculation.”

ARTICLE III.

Conditions of Effectiveness

        This Amendment shall become effective as of the date first above written when and only when the Administrative Agent shall have received (i) this Amendment duly executed and delivered by the Borrower, the General Partner, and the Required Lenders and (ii) the attached Consent and Agreement duly executed and delivered by each of the Guarantors.

ARTICLE ;IV.

Confirmation; Representations and Warranties

        Section 4.1 Representations and Warranties of the Borrower. In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:

        (a)     The representations and warranties of the Borrower contained in the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extensions of credit under the Credit Agreement or that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct as of such earlier date.

        (b)     The Borrower and the General Partner are duly authorized to execute and deliver this Amendment and have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower and the General Partner hereunder.

        (c)     The execution and delivery by the Borrower and the General Partner of this Amendment, the performance by the Borrower and the General Partner of their obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the Organizational Documents of the Borrower or the General Partner, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower or the General Partner, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower or the General Partner. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Borrower and the General Partner of this Amendment or to consummate the transactions contemplated hereby.

        (d)     When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower and the General Partner, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V.

Miscellaneous

        Section 5.1 Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

        Section 5.2 Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.

        Section 5.3 Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        Section 5.4 Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

        Section 5.5 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

-->

        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FERRELLGAS, L.P.
By: Ferrellgas, Inc., as its General Partner
By:/s/ Kevin T. Kelly
Kevin T. Kelly, Senior Vice President and Chief Financial Officer
FERRELLGAS, INC.
By:/s/ Kevin T. Kelly
Kevin T. Kelly, Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent
By:/s/Claire Liu
Name: Claire Liu
Title: Senior Vice President
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:/s/Claire Liu
Name: Claire Liu
Title: Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Lender and L/C Issuer
By:/s/Richard J. Weroll
Name: Richard J. Weroll
Title: Director

BNP PARIBAS, as a Lender and L/C Issuer
By:/s/Keith Cox
Name: Keith Cox
Title: Director

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Lender
By:/s/Jane Bek Keil
Name:Jane Bek Keil
Title:Director

WELLS FARGO BANK TEXAS, N.A., as a Lender
By:/s/J. Alan Alexander
Name:J. Alan Alexander
Title:Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:/s/James C. Binz
Name: James C. Binz
Title: First Vice President

BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as a Lender
By:/s/Coy Gallatin
Name: Coy Gallatin
Title: Senior Vice President

HIBERNIA NATIONAL BANK, as a Lender
By:/s/Connie Disbrow
Name: Connie Disbrow
Title: Relationship Manager

SOCIETE GENERALE, as a Lender
By:/s/Emmanuel Chesneau
Name:Emmanuel Chesneau
Title:Director

SOCIETE GENERALE, as a Lender
By:/s/Barbara Paulsen
Name:Barbara Paulsen
Title:Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:/s/David Higbee
Name: David Higbee
Title: Vice President

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as a Lender
By:/s/James Moran
Name: James Moran
Title: Director

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as a Lender
By:/s/Denise Alvarez
Name: Denise Alvarez
Title: Director

CONSENT AND AGREEMENT

        Each of the undersigned, hereby (i) consents to the provisions of the Third Amendment to Fourth Amended and Restated Credit Agreement (the “Third Amendment”) and the transactions contemplated herein, (ii) ratifies and confirms its respective Guaranty dated as of April 21, 2004, made by it for the benefit of the Administrative Agent and the Lenders, executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the Second Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that its Guaranty and the other Loan Documents shall remain in full force and effect.

QUICKSHIP, INC
By:________________________________
Name:
Title:
BLUE RHINO GLOBAL SOURCING LLC
By:________________________________
Name:
Title:
UNIFLAME CORPORATION
By: ________________________________
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT